Press Release

   2441 Presidential Parkway (bullet) Midlothian, Texas 76065
      (bullet) Phone 972.775.9801 (bullet) Fax 972.775.9820



FOR IMMEDIATE RELEASE                FOR ADDITIONAL INFORMATION
                                     CONTACT:  Keith S. Walters,
                                     Chairman President & CEO
                                     (800) 752-5386

Midlothian, Texas, June 23, 2004



      ENNIS, INC. REPORTS FIRST QUARTER OPERATING RESULTS


      Midlothian,  Texas   --   Ennis,  Inc.  (NYSE:  EBF)  today

reported  operating results for its first quarter ended  May  31,

2004.

     For the first quarter ended May 31, 2004, net sales amounted to  $65,736,000 compared to $64,874,000 for the same period  last year, an increase of 1.3%.  Net earnings for the quarter amounted to  $4,582,000 or $.27 per diluted share, compared to $4,104,000,

or $.25 per diluted share for the corresponding period last year,

an increase of 11.6%.  Per share earnings computations were based on  16,694,550  shares  for the quarter  compared  to  16,506,482 shares for the corresponding prior period.

      The  increase in revenues of 1.3% was composed  of  changes within  various segments beginning with a decrease of  0.5%  from the  Forms  Solutions Group, a 7.3% increase in  the  Promotional

Solutions  Group and a 2.2% decrease in revenues in the Financial

Solutions Group.

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

      The  increase in net earnings of 11.6% was attributable  to all  of  the operating groups.  The quarter over quarter  changes within the various operating groups were increases of 27.2%, 6.5%

and  21.4%  in  the  Promotional, Forms and  Financial  Solutions

Groups, respectively.



     Ennis, Inc., (NYSE: EBF) is one of the largest private-label printed business product suppliers in the United States. Headquartered in Midlothian, Texas, the Company has 30 production facilities located in 12 states, strategically located to serve the Company's national network of distributors. Ennis offers an extensive product line from simple to complex forms, laser cut-sheets, negotiable documents, internal bank forms, tags, labels, presentation folders, commercial printing, advertising specialties, screen printed products, and point-of-purchase display advertising that can be custom designed to customer needs. In addition, Ennis maintains highly proficient regional Customer Sales Centers to support distributors in their business efforts.
















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

                          ENNIS, INC.
         CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
        (Dollars in Thousands Except Per Share Amounts)
                          (Unaudited)


Three Months Ended May 31,               2004         2003
                                         ----         ----
NET SALES                             $ 65,736     $ 64,874
                                        ------       ------
COSTS AND EXPENSES:
     Cost of sales                      48,676       48,324
     Selling, general and
       administrative expenses           9,386        9,655
                                        ------       ------
                                        58,062       57,979
                                        ------       ------

EARNINGS FROM OPERATIONS                 7,674        6,895

OTHER INCOME (EXPENSE):
     Investment income                       5           14
     Interest expense                     (134)        (287)
     Other expense, net                    (81)          (3)
                                        ------       ------
                                          (210)        (276)
                                        ------       ------
EARNINGS BEFORE INCOME TAXES             7,464        6,619
PROVISIONS FOR INCOME TAXES              2,882        2,515
                                        ------       ------

NET EARNINGS                          $  4,582     $  4,104
                                        ======       ======
PER SHARE AMOUNTS:
     Basic net earnings               $   0.28     $   0.25
                                        ======       ======
     Diluted net earnings             $   0.27     $   0.25
                                        ======       ======
     Dividends                        $  0.155     $  0.155
                                        ======       ======
WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES
     OUTSTANDING - BASIC            16,406,631   16,332,565
                                    ==========   ==========
WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING -
     DILUTED                        16,694,550   16,506,482
                                    ==========   ==========


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

                          ENNIS, INC.
              CONDENSED CONSOLIDATED BALANCE SHEETS
                     (Dollars in Thousands)
                          (Unaudited)
                                            May 31,  February 29,
                                             2004       2004
                                             ----       ----
                             Assets
CURRENT ASSETS:
 Cash and cash equivalents                 $ 20,853   $ 15,067
 Accounts receivable, net                    29,502     29,800
 Inventories                                 13,263     13,721
 Other current assets                         4,620      5,017
                                            -------    -------
   Total current assets                      68,238     63,605
                                            -------    -------

PROPERTY, PLANT AND EQUIPMENT, NET           46,406     46,480

GOODWILL, NET                                34,420     34,420

OTHER ASSETS                                  8,965      9,538
                                            -------    -------

                                           $158,029   $154,043
                                            =======    =======

              Liabilities and Shareholders' Equity
CURRENT LIABILITIES:
 Current installments of long-term debt    $  6,335   $  6,335
 Accounts payable                             7,165      5,804
 Accrued expenses                            12,974     13,261
 Federal and state income taxes payable       2,175         --
                                            -------    -------
   Total current liabilities                 28,649     25,400
                                            -------    -------

LONG-TERM DEBT,
 LESS CURRENT INSTALLMENTS                    6,300      7,800

DEFERRED CREDITS, PRINCIPALLY
 FEDERAL INCOME TAXES                        10,119     10,261

SHAREHOLDERS' EQUITY:
 Preferred stock, at par value                   --         --
 Common stock, at par value                  53,125     53,125
 Additional capital                             126        126
 Retained earnings                          147,481    145,653
 Accumulated other comprehensive income         (57)      (114)
                                            -------    -------
                                            200,675    198,790
 Treasury stock                              87,714     88,208
                                            -------    -------
   Total shareholders' equity               112,961    110,582
                                            -------    -------
                                           $158,029   $154,043
                                            =======    =======

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

                          ENNIS, INC.
        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     (Dollars in Thousands)
                          (Unaudited)

                                       Three Months Ended May 31,
                                           2004         2003
                                           ----         ----
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net earnings                           $  4,582     $  4,104
 Adjustments to reconcile net earnings
    to net cash provided
    by operating activities:
   Depreciation and amortization           2,242        2,410
   Gain on sale of property, plant and
      equipment                               (3)         (78)
   Other                                      --          521
   Changes in operating assets and
      liabilities                          4,857        2,197
                                         -------      -------

        Net cash provided by operating
          activities                      11,678        9,154
                                         -------      -------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures                     (2,139)        (842)
 Other                                         7           89
                                         -------      -------

        Net cash used in investing
          activities                      (2,132)        (753)
                                         -------      -------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Repayment of debt issued to finance
    acquisition                           (1,500)      (1,850)
 Issue (purchase) of treasury shares,
    net                                      282           (3)
 Dividends                                (2,542)      (2,533)
 Other                                        --           (2)
                                         -------      -------

        Net cash used in financing
          activities                      (3,760)      (4,388)
                                         -------      -------

NET CHANGE IN CASH AND EQUIVALENTS        (5,786)       4,013

CASH AND EQUIVALENTS AT BEGINNING OF
   PERIOD                                 15,067       13,860
                                         -------      -------

CASH AND EQUIVALENTS AT END OF PERIOD   $ 20,853     $ 17,873
                                         =======      =======

Management's comments contains forward-looking statements that reflect the Company's current view with respect to future revenues and earnings. These statements are subject to numerous uncertainties, including (but not limited to) the rate at which the traditional business forms market is contracting, the application of technology to the production of business forms, demand for the Company's products in the context of a contracting market, variability in the prices of paper and other raw materials, and competitive conditions associated with the Company's products. Because of such uncertainties readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of June 23, 2004.














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